Exhibit 32




                Certification Pursuant to 18 U.S.C. Section 1350,
                             as Adopted Pursuant to
                  Section 906 of the Sarbanes-Oxley Act of 2002


In connection with the Quarterly Report of Farmers & Merchants Bancorp (the "Company") on Form 10-Q for the quarterly period ended September 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Kent A. Steinwert, President and Chief Executive Officer of the Company, certify pursuant to Rule 13a-14(b) and section 1350 of chapter 63 of title 19 of the United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(i) the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

(ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                           /s/ Kent A. Steinwert
                                          ---------------------------
                                           Kent A. Steinwert
                                           President & Chief Executive Officer

                                           November 8, 2004



A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

                                                                    Exhibit 32




                Certification Pursuant to 18 U.S.C. Section 1350,
                             as Adopted Pursuant to
                  Section 906 of the Sarbanes-Oxley Act of 2002


In connection with the Quarterly Report of Farmers & Merchants Bancorp (the "Company") on Form 10-Q for the quarterly period ended September 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Stephen W. Haley, Executive Vice President and Chief Financial Officer of the Company, certify pursuant to Rule 13a-14(b) and section 1350 of chapter 63 of title 19 of the United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(i) the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

(ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




                                                /s/ Stephen W. Haley
                                               ---------------------------
                                               Stephen W. Haley
                                               Executive Vice President & CFO

                                               November 8, 2004




A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.